Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2012
Regulatory Assets and Liabilities Disclosure [Abstract]
Regulatory Assets and Liabilities

Note 10. Regulatory Assets and Liabilities

The regulatory assets and regulatory liabilities included in the Consolidated Balance Sheet at December 31, 2012 and 2011 are as follows:

	December 31,
	2012	2011

	(Millions)
Regulatory assets:
Grossed-up deferred taxes on equity funds used during construction	$100	$103
Asset retirement obligations	135	122
Fuel cost	30	26
Levelized incremental depreciation	34	33
Other	16	24
	$315	$308
Regulatory liabilities:
Negative salvage	$204	$158
Postretirement benefits other than pension	42	39
Other	19	9
	$265	$206

Regulatory assets are included in regulatory assets and regulatory assets, deferred charges and other. Regulatory liabilities are included in other accrued liabilities and regulatory liabilities, deferred income and other. Our regulatory asset and liability balances are recoverable or reimbursable over various periods.

Grossed-up deferred taxes on equity funds used during construction: Regulatory asset balance established to offset the deferred tax for the equity component of the allowance for funds used during the construction of long-lived assets. All amounts were generated during the periods the gas pipelines were taxable entities. Taxes on capitalized funds used during construction and the offsetting deferred income taxes are included in the rate base and are recovered over the depreciable lives of the long lived asset to which they relate.

Asset retirement obligations: Regulatory balance established to offset depreciation of the ARO asset and changes in the ARO liability due to passage of time. The regulatory asset is being recovered through our rates, and is being amortized to expense consistent with the amounts collected in rates.

Fuel cost: This amount represents the difference between the gas retained from our customers and the gas consumed in operations. These amounts are not included in the rate base but are expected to be recovered/refunded in subsequent annual fuel filing periods.

Levelized incremental depreciation: Levelized depreciation allows contract revenue streams to remain constant over the primary contract terms by recognizing lower than book depreciation in the early years and higher than book depreciation in later years. The depreciation component of the levelized incremental rates will equal the accumulated book depreciation by the end of the primary contract terms. The difference between levelized depreciation and straight-line book depreciation is recorded in a FERC approved regulatory asset or liability and is extinguished over the levelization period.

Negative salvage: Transco's rates include a component designed to recover certain future retirement costs for which we are not required to record an asset retirement obligation. We record a regulatory liability representing the cumulative residual amount of recoveries through rates, and proceeds from the disposition of assets, net of expenditures associated with these retirement costs.

Postretirement benefits other than pension: We seek to recover the actuarially determined cost of postretirement benefits through rates that are set through periodic general rate filings. Any differences between the annual actuarially determined costs and amounts currently being recovered in rates are recorded as regulatory assets or liabilities and collected or refunded through future rate adjustments. These amounts are not included in the rate base.